February 22, 2022 Fourth Quarter and Full Year 2021 Supplemental Information Exhibit 99.2

Forward-Looking Statements and Other Disclosures The information contained in this earnings presentation contains “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward‐looking statements are subject to various risks and uncertainties, including, without limitation, statements relating to the performance of the investments of TPG RE Finance Trust, Inc. (the “Company” or “TRTX”); the ultimate geographic spread, severity and duration of pandemics such as the coronavirus (“COVID-19”) and its variants, actions that may be taken by governmental authorities to contain or address the impact of such pandemics, and the potential negative impacts of such pandemics on the global economy and the Company's financial condition and results of operations; the Company's ability to originate loans that are in the pipeline and under evaluation by the Company; financing needs and arrangements; and the risks, uncertainties and factors set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as such risk factors may be updated from time to time in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. Forward‐looking statements are generally identifiable by use of forward‐looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue” or other similar words or expressions. Forward‐looking statements are based on certain assumptions, discuss future expectations, describe existing or future plans and strategies, contain projections of results of operations, liquidity and/or financial condition or state other forward‐looking information. Statements, among others, relating to the continuing impact of COVID-19 and its variants on the Company’s business, financial condition and results of operations and the Company’s ability to generate future growth and deliver returns are forward-looking statements, and the Company cannot assure you that TRTX will achieve such results. The ability of TRTX to predict future events or conditions or their impact or the actual effect of existing or future plans or strategies is inherently uncertain. Although the Company believes that such forward‐looking statements are based on reasonable assumptions, actual results and performance in the future could differ materially from those set forth in or implied by such forward‐looking statements. You are cautioned not to place undue reliance on these forward‐looking statements, which reflect the Company’s views only as of the date of this earnings presentation. Except as required by law, neither the Company nor any other person assumes responsibility for the accuracy and completeness of the forward‐looking statements appearing in this earnings presentation. The Company does not undertake any obligation to update any forward-looking statements contained in this earnings presentation as a result of new information, future events or otherwise. Past performance is not indicative nor a guarantee of future returns. Yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors. TPG RE Finance Trust, Inc.| 4Q & FY 2021 2

3 TPG RE Finance Trust, Inc. $5.4 billion Investment Portfolio 1. See Appendix for definitions, including LTV and Total Leverage Ratio 2. Includes one non-consolidated senior interest of $132.0 million; See Appendix for definitions, including non-consolidated senior interest 3. See page 5 for additional detail 4. Calculated on Net Income (Loss) Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 5. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings Note: Data as of December 31, 2021 TRTX is a leading commercial mortgage REIT targeting direct origination of floating rate, transitional first mortgages to institutional borrowers Loan Portfolio 8.7% Net Interest Earning Asset Growth YoY 4.49% Weighted Average Coupon 99.3% Interest Collections FY 2021 67.1% Weighted Average LTV1 $1.9 billion of Originations in FY 2021 $5.8 billion2 Financing Capacity Liquidity & Capitalization 70.4% Non-Mark-to-Market Financing2 2.5x Total Leverage Ratio1 1.62% Weighted Average Cost of Funds 79.3% Weighted Average Advance Rate $321.1 million of Available Liquidity3 $0.24 $0.07 $0.95 2021 Dividends & Earnings $0.51 4Q21 Earnings per Diluted Share4 $0.87 FY21 Earnings per Diluted Share4 $0.23 4Q21 Distributable Earnings per Diluted Share5 $1.09 FY21 Distributable Earnings per Diluted Share5 $16.37 Book Value per Share at December 31, 2021 TPG RE Finance Trust, Inc.| 4Q & FY 2021 4Q21 (Regular) 4Q21 (Special) Total FY 2021 Common Stock Dividends Declared

4 Operating Performance and Dividend Coverage FY 2021 Ratio of Distributable Earnings2 to Common Dividend 1. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 2. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings Dividend Coverage of 1.2x TPG RE Finance Trust, Inc.| 4Q & FY 2021 Special Dividend $5.5M Common Dividend 1Q 2021 2Q 2021 3Q 2021 1Q 2021 2Q 2021 3Q 2021 4Q 2021 YE 2021 FY 2021 Undistributed Distributable Earnings 4Q 2021

Liquidity and Leverage Available Liquidity Leverage Ratios2 1. Cash held to satisfy liquidity covenants under secured credit agreements 2. See Appendix for definitions of Debt-to-Equity Ratio and Total Leverage Ratio Note: Totals may not sum due to rounding 12/31/2020 5 TPG RE Finance Trust, Inc.| 4Q & FY 2021 Decrease driven by full utilization of the $308.9M FL4 Ramp during 2Q21 1

6 Book Value Walk 4Q 2021 1. Does not reflect dilutive impact of 12M warrants held by an affiliate of Starwood Capital Group 2. Impact of an $8.2 million partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan 3. GAAP Net Income excluding 4Q21 Credit Loss Benefit and Gain on Sale of Real Estate Owned CECL Reserve per Share $0.71 CECL Reserve per Share $0.60 2 TPG RE Finance Trust, Inc.| 4Q & FY 2021 1 Change in Book Value Per Share Beg. Book Value1 End. Book Value1 3

7 Loan Portfolio Overview Property Type Migration (as a % of Total Loan Commitments) Future Funding as a Percentage of Total Loan Commitments TPG RE Finance Trust, Inc.| 4Q & FY 2021 1. Includes an $8.2 million partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan 2. Includes 4Q 2020 conversion of $112.0M first mortgage loan to Real Estate Owned with carrying value of $99.2M 3. Data as of July 2017 Prospectus filing for the quarter proceeding IPO 3 3

Top 25 Markets Account for 82.7% of Total Loan Commitments Diversified Loan Portfolio 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. By total loan commitment at December 31, 2021 3. See Appendix for definitions 4. Includes Condominium and Retail properties totaling 0.9% of total loan commitments (0.3% and 0.6%, respectively) Note: Totals may not sum due to rounding 2,3 Loan Portfolio: $5.4 billion loan commitments | $4.9 billion UPB Loan Type: First Mortgage 99.3% | Mezzanine Loan 0.7% Weighted Average Interest Rate: LIBOR plus 3.4% Weighted Average LTV: 67.1% 2,3 Fixed vs. Floating 8 CA 25.0% NY 14.5% TX 7.8% PA 6.7% FL 7.9% NC 4.0% GA 4.1% MI 3.9% NJ 3.5% VA 2.8% MA 1.1% MO 2.3% IL 3.8% LA 0.9% HI 0.8% KY 0.7% MD 2.3% IN 0.8% OH 1.7% AZ 0.6% AR 1.1% CO 1.0% TN 2.5% TPG RE Finance Trust, Inc.| 4Q & FY 2021

Multifamily and Office Loan Overview Office 41.9% of the Company’s total loan commitments at December 31, 2021 93.1% in Top 25 US MSAs / 75.3% in Top 10 66.6% Weighted Average LTV1 $103.0M Average Loan Size 100% Interest Collections in FY 2021 Multifamily 1. See Appendix for definitions, including LTV 9 TPG RE Finance Trust, Inc.| 4Q & FY 2021 29.5% of the Company’s total loan commitments at December 31, 2021 62.6% in Top 25 US MSAs / 34.5% in Top 10 74.1% Weighted Average LTV1 $66.5M Average Loan Size 100% Interest Collections in FY 2021

FY 2021 Loan Activity

- 36% of total loan portfolio commitments were originated in FY 2021
- Originated 27 first mortgage loans with total loan commitments of $1,932.3 million and initial fundings of $1,632.6 million
  - Average loan size of $71.6 million
  - Weighted average interest rate of L +3.58%
  - 70.3% weighted average LTV
  - Weighted average floor LIBOR of 16 bps

YTD Loan Funding Activity ($ in millions)



Total Commitment
UPB[1]
Deferred Fundings and Originations[2]
Repayments & Sales
Unfunded Commitments
$4,943.5
$423.5
$4,524.7
$30.4
$37.5
($5.3)
$4,983.7
$401.7
$4,587.4
$43.9
$597.0
($394.7)
$5,318.3
$488.9
$4,833.5
$37.3
$433.6
($460.4)
$5,328.7
$487.7
$4,844.0
$34.4
$564.5[3]
($523.6)[4]
$5,411.9
$487.8
$4,919.3
01/01/21
Deferred Fundings
Originations
Repayments & Sales
3/31/2021
Deferred Fundings
Originations
Repayments & Sales
6/30/2021
Deferred Fundings
Originations
Repayments & Sales
9/30/2021
Deferred Fundings
Originations
Repayments & Sales
12/31/2021

1. UPB includes accrued PIK interest of: $4.7 million at January 1, 2021; $5.5 million at March 31, 2021; $4.2 million at June 30, 2021; $3.5 million at September 30, 2021; $3.0 million at December 31, 2021; UPB at September 30, 2021 excludes $0.5 million of transaction costs related to one held for sale loan
2. New loan originations include initial loan funding amounts at the transaction close date; All subsequent loan fundings are included in deferred fundings; See Appendix for definitions, including Deferred Fundings
3. Includes a follow-on loan of $9.6 million (commitment) and $8.7 million (initial unpaid principal balance) relating to a loan originated during the three months ended September 30, 2021
4. Includes an $8.2 million partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan

Note: As of September 30, 2021 loan portfolio data includes one loan classified as held for sale with a carrying value of $86.6 million

TPG RE Finance Trust, Inc.| 4Q & FY 2021 10

11 4Q & FY 2021 Loan Originations 4Q 2021 Investment Highlights1,2 73.3% of 2021 originations in top 25 MSAs Increased exposure to Western US markets Reduced exposure to Eastern US markets Continued focus on MFR FY 2021 Originations vs. Total Portfolio Geographic Diversity as % of Total Loan Commitments FY 2021 Originations Total Portfolio 3 1.See Appendix for definitions, including LTV and Life Science 2. Includes a follow-on loan of $9.6 million (commitment) and $8.7 million (initial unpaid principal balance) relating to a loan originated during the three months ended September 30, 2021; follow-on closing is not included in 4Q 2021 origination count 3. Includes Condominium and Retail properties totaling 0.9% of total loan commitments (0.3% and 0.6%, respectively) FY 2021 Investment Highlights Originated 10 first mortgage loans Total loan commitments of $651.6 million Initial fundings of $564.5 million Weighted average interest rate of L + 3.77% Weighted average floor of 10 bps Weighted Average LTV of 72.3% TPG RE Finance Trust, Inc.| 4Q & FY 2021

12 Select 4Q21 Loan Originations Commitment Location Collateral Borrower Business Plan LTV / In-Place Debt Yield1,2 Loan Category1 Property Photos Investment Date 1. See Appendix for definitions, including LTV and Loan Category 2. In-place debt yield for loans originated during 4Q21 is defined as the ratio of in-place net cash flow (annualized) divided by the initial funding amount, both as of the closing date 3. Newly built, Class A multifamily property delivered in September 2021 that is currently in lease up; Investment date in-place debt yield is not meaningful (NM) TPG RE Finance Trust, Inc.| 4Q & FY 2021

Risk Ratings 1. See Appendix for a description of the Company’s Loan Risk Rating scale Note: Totals may not sum due to rounding Stable Risk Ratings1 $58.7 $83.0 $59.3 $62.8 By Amortized Cost By Amortized Cost $58.8 ($ in millions) Trailing 4 Quarter Average: 103 bps of Total Loan Commitment bps of Total Loan Commitments 13 1 Trailing 4 Quarter Average: 3.08 5 TPG RE Finance Trust, Inc.| 4Q & FY 2021

Loan Financing Overview 1. Includes one non-consolidated senior interest of $132.0 million; See Appendix for definitions, including non-consolidated senior interest 2. Omits the impact of floors on approximately 2% of our financing 3. Represents capacity available to be borrowed provided we pledge, and the lender approves, additional collateral assets 4. Includes one secured credit facility which may be re-margined beginning after its second anniversary date on October 30, 2022 based on an LTV test; otherwise, no credit or spread-based margin calls apply 5. Based on extended maturity dates where ability to extend is at Company’s option Financing Arrangements as of December 31, 2021 Total portfolio financing capacity of $5.8 billion1 with $1.9 billion of current availability Reduced weighted average cost of funds 15 bps from 4Q 2020 to 1.62% by replacing existing secured credit agreement borrowings with lower-cost CLO financing via the reinvestment features of TRTX 2019-FL3 and TRTX 2021-FL4 Non-MTM Borrowings Exceed 70% Maturity Profile of Outstanding Borrowings5 2.54x 2.64x Collateralized Loan Obligations Secured Credit Agreements Secured Credit Agreements 3.38x 3.49x $249.5M Non-Mark-to-Market Mark-to-Market Collateralized Loan Obligations Secured Credit Agreements Secured Credit Agreements 70.4% 14 TPG RE Finance Trust, Inc.| 4Q & FY 2021 Secured Credit Agreement Non-Consolidated Senior Interest 29.6% $23.5M 4 4

Capital Structure Overview $194.4 (4%) $1,251.0 (24%) Series C Preferred Stock Common Equity at Book Value Capital Stack Composition Capital Structure Detail ($ in millions) 1. Includes one secured credit facility which may be re-margined beginning after its second anniversary date on October 30, 2022 based on an LTV test; otherwise, no credit or spread-based margin calls apply 2. Weighted average term to extended maturity of the 7 secured credit facilities, assuming all extension options and term-out provisions are exercised 3. Represents extended maturity 4. Represents weighted average legal maturity date 5. Represents fixed rate dividend Note: Totals may not sum due to rounding 15 TPG RE Finance Trust, Inc.| 4Q & FY 2021 $2,556.0 (49%) $1,142.7 (22%) Collateralized Loan Obligations (Non-MTM) Secured Credit Agreement (Non-MTM) $23.5 (1%) Secured Credit Agreements (MTM) 1

16 Interest Rate Sensitivity LIBOR = 0.00% LIBOR as of 12/31/2021 0.10% 0.25% 0.50% 0.75% 1.00% Portfolio Income Sensitivity ($ Impact per Share per Quarter)1 LIBOR 100% of the loan portfolio is indexed to one-month USD LIBOR as of December 31, 2021 Net interest margin (“NIM”) currently benefits from low rates due to high in-place floors on loans (weighted average floor is 1.10%) 34% of the loan portfolio is subject to a floor less than 50 bps Less than 2% of loan portfolio financing outstanding is subject to an index rate 1. Based on loan portfolio composition as of YE 2020 and YE 2021 $0.00 TPG RE Finance Trust, Inc.| 4Q & FY 2021

17 Portfolio Floor Migration FY 2021 full loan repayments and sales totaled $1.3 billion and had a weighted average floor of 1.85% FY 2021 loan originations totaled $1.6 billion and have a weighted average floor of 0.16% 1. Initial funding amounts at the transaction close date; subsequent loan fundings are not included 2. Based on loan portfolio composition as of each quarter end 3. Based on loan portfolio composition as of December 31, 2021 1.10% Weighted Average Floor by Loan Vintage3 TPG RE Finance Trust, Inc.| 4Q & FY 2021 Migration of Portfolio Floors 2

Appendix

19 TRTX Loan Portfolio 1. Represents TRTX’s potential maximum loan commitment/balance 2. Represents TRTX’s current loan balance and excludes third party pari passu and junior positions in the same capital structure, if any 3. See Appendix for a description of the Company’s Loan Risk Rating scale and definitions, including definition of LTV 4. Calculated as the ratio of unpaid principal balance as of December 31, 2021 to the as-is appraised value at origination, to reflect the sale by us in August 2020 of the contiguous mezzanine loan with an unpaid principal balance of $46.4 million and a commitment amount of $50.0 million. 5. This loan is comprised of a first mortgage loan of $101.0 million and a contiguous mezzanine loan of $89.0 million, of which we own both. Each loan carries the same interest rate. 6. Represents the weighted average interest rate as of December 31, 2021 which are all floating rate loans; Interest rate includes LIBOR plus the loan credit spread at December 31, 2021 Note: As of December 31, 2021; Not all TRTX investments have or will have similar experiences or results, and there should be no assumption that the investments listed above will continue to perform $ Millions TPG RE Finance Trust, Inc.| 4Q & FY 2021

20 Per Share Calculations Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings 1. Includes preferred stock dividends declared and paid for Series A preferred stock, Series C Preferred Stock, and Series B Preferred Stock shares outstanding for the three months and year ended December 31, 2021. 2. Represents the make-whole payment to the holder of the Series B Preferred Stock for an amount equal to the present value of all remaining dividend payments due on such shares of Series B Preferred Stock from and after the redemption date (and not including any declared or paid dividends or accrued dividends prior to such redemption date) through the second anniversary of the original issue date, computed in accordance with the terms of the Articles Supplementary. 3. Series B Preferred Stock Accretion and Write-off of Discount, including Allocated Warrant Fair Value and Transaction Costs includes amounts recorded as deemed dividends and the write-off of unamortized transaction costs and the unaccreted portion of the allocated Warrant fair value related to the Series B Preferred Stock. For the three months ended June 30, 2021, the write-off of unamortized transaction costs and unaccreted allocated Warrant fair value was $22.5 million. 4. For the three months and year ended December 31, 2021, taxable income capital loss carryforwards were utilized to offset the $15.8 million taxable income gain realized from the partial sale of our REO Property. 5. Credit Loss (Benefit) Expense three months and year ended December 31, 2021 excludes the reversal of a $8.2 million reduction in our credit loss reserve associated with the partial write-off of a loan held for investment (recognized as a partial worthlessness deduction for income tax purposes) related to a non-performing retail loan; for the three months ended September 30, 2021 excludes a $0.5 million loss on sale upon the transfer of one loan from our loans held for investment portfolio to loans held for sale at quarter end; for the three months ended June 30, 2021 excludes a $1.6 million realized loss on sale of a first mortgage loan. The following tables provide a reconciliation of GAAP net income to GAAP net income attributable to common stockholders and Distributable Earnings (in thousands, except share and per share data): Book Value Per Common Share TPG RE Finance Trust, Inc.| 4Q & FY 2021

All amounts in thousands except share and per share amounts 21 Consolidated Balance Sheets TPG RE Finance Trust, Inc.| 4Q & FY 2021

22 Consolidated Statements of Income and Comprehensive Income All amounts in thousands except share and per share amounts (unaudited) TPG RE Finance Trust, Inc.| 4Q & FY 2021

Consolidated Statements of Cash Flows All amounts in thousands Year Ended 23 TPG RE Finance Trust, Inc.| 4Q & FY 2021

Definitions Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss) attributable to our common stockholders, including realized gains and losses, regardless of whether such items are included in other comprehensive income or loss, or in GAAP net income (loss), and excluding (i) non-cash equity compensation expense, (ii) depreciation and amortization expense, (iii) unrealized gains (losses), and (iv) certain non-cash or income and expense items. The exclusion of depreciation and amortization expense from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flow from operating activities determined in accordance with GAAP. We generally must distribute at least 90% of our net taxable income annually, subject to certain adjustments and excluding any net capital gains, for us to continue to qualify as a REIT for U.S. federal income tax purposes. We believe that one of the primary reasons investors purchase our common stock is to receive our dividends. Because of our investors’ continued focus on our ability to pay dividends, Distributable Earnings is an important measure for us to consider when determining our distribution policy and dividends per common share. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan investment and operating activities. Distributable Earnings excludes the impact of our credit loss provision or reversals of our credit loss provision, but only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting period. A loan will be written off as a realized loss when it is deemed non-recoverable, or upon a realization event. Such a realized loss would generally be recognized at the time the loan receivable is settled, transferred or exchanged, or in the case of foreclosure, when the underlying property is foreclosed upon or sold. Non-recoverability may also be concluded by us if, in our determination, it is nearly certain that all amounts due will not be collected. A realized loss may equal the difference between the cash or consideration received or expected to be received, and the net book value of the loan, reflecting our economics as it relates to the ultimate realization of the asset. Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings 24 TPG RE Finance Trust, Inc.| 4Q & FY 2021

Definitions (cont.) Fundings to borrowers that are made under existing loan commitments after loan closing date Deferred Fundings Geographic Diversity TRTX provides herein additional detail by splitting the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Form 10-K at December 31, 2021 follows (dollars in millions): Note: Totals may not sum due to rounding 25 TPG RE Finance Trust, Inc.| 4Q & FY 2021 Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) Debt-to-Equity Ratio - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured credit agreements, and mortgage loan payable, less cash, to (ii) total stockholders’ equity, at period end Total Leverage Ratio - Represents (i) total outstanding borrowings under financing arrangements, net, including collateralized loan obligations, secured credit agreements, and mortgage loan payable, plus non-consolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage

Definitions (cont.) 26 TPG RE Finance Trust, Inc.| 4Q & FY 2021 Bridge/Stabilization Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property Loan Category Non-Consolidated Senior Interest TRTX creates structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third-party. In either case, the senior mortgage loan (i.e., the non-consolidated senior interest) is not included on our balance sheet. When we create structural leverage through the co-origination or non-recourse syndication of a senior loan interest to a third-party, we retain on our balance sheet a mezzanine loan

Definitions (cont.) 27 TPG RE Finance Trust, Inc.| 4Q & FY 2021 Property Types Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income Life Science: TRTX classifies a loan as life science if more than 60% of the gross leasable area is leased to, or will be converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light manufacturing space used in support of biotechnology, pharmaceuticals, biomedical technologies, life systems technologies, and the design and manufacture of biomedical technology. Loan Risk Ratings Based on a 5-point scale, the Company’s loans are rated “1” through “5,” from least risk to greatest risk, respectively, which ratings are defined as follows: 1 - Outperform—Exceeds performance metrics (for example, technical milestones, occupancy, rents, net operating income) included in original or current credit underwriting and business plan; 2 - Meets or Exceeds Expectations—Collateral performance meets or exceeds substantially all performance metrics included in original or current underwriting / business plan; 3 - Satisfactory—Collateral performance meets or is on track to meet underwriting; business plan is met or can reasonably be achieved; 4 - Underperformance—Collateral performance falls short of original underwriting, material differences exist from business plan, or both; technical milestones have been missed; defaults may exist, or may soon occur absent material improvement; and 5 - Default/Possibility of Loss—Collateral performance is significantly worse than underwriting; major variance from business plan; loan covenants or technical milestones have been breached; the loan is in default or in-substance default; timely exit from loan via sale or refinancing is questionable; significant risk of principal loss.

Company Information TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset firm TPG. For more information regarding TRTX, visit www.tpgrefinance.com. 28 TPG RE Finance Trust, Inc.| 4Q & FY 2021